Security Information






Security Purchased

Cusip
09689RAA7

Issuer
BOYD GAMING CORP

Underwriters
BoA, DBSI, Bear Stearns, CIBC World
Markets, Lehman Brothers, Wachovia
Securities, Calyon Securities, Commerzbank,
JP Morgan, Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
BYD 7.125% 02.01.2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/25/2006

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public
offering
0

Total
250,000,000

Public offering price
 $ 99.50

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
B1/B+

Current yield
7.16%

Benchmark vs Spread (basis points)
272 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





DWS Core Plus Income Fund
Boston
25,000
 $                     24,875
0.01%

Chicago Funds





DWS Balanced Fund
Chicago
85,000
 $                     84,575
0.03%

DWS Balanced VIP
Chicago
35,000
 $                     34,825
0.01%

DWS High Income Fund
Chicago
1,110,000
 $
1,104,450
0.44%

DWS High Income Trust
Chicago
120,000
 $                   119,400
0.05%

DWS High Income VIP
Chicago
195,000
 $                   194,025
0.08%

DWS Multi Market Income Trust
Chicago
65,000
 $                     64,675
0.03%

DWS Strategic Income Fund
Chicago
55,000
 $                     54,725
0.02%

DWS Strategic Income Trust
Chicago
15,000
 $                     14,925
0.01%

DWS Strategic Income VIP
Chicago
15,000
 $                     14,925
0.01%

New York Funds





DWS High Income Plus Fund
New York
200,000
 $                   199,000
0.08%

DWS Short Duration Plus Fund
New York
30,000
 $                     29,850
0.01%

Total

1,950,000
 $
1,940,250
0.78%


Security Information






Security Purchased

Cusip
12502CAK7

Issuer
CCH II LLC

Underwriters
CSFB, DBSI, JP Morgan

Years of continuous operation, including predecessors
> 3 years

Security
CHTR 10.25% 9/15/2010

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/26/2006

Total amount of offering sold to QIBs
450,000,000

Total amount of any concurrent public
offering
0

Total
450,000,000

Public offering price
 $ 97.75

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
Caa1/CCC-

Current yield
10.49%

Benchmark vs Spread (basis points)
641 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Chicago Funds





DWS Balanced Fund
Chicago
450,000
 $                   439,875
0.10%

DWS Balanced VIP
Chicago
150,000
 $                   146,625
0.03%

DWS High Income Fund
Chicago
5,740,000
 $
5,610,850
1.28%

DWS High Income Trust
Chicago
635,000
 $                   620,713
0.14%

DWS High Income VIP
Chicago
1,005,000
 $                   982,388
0.22%

DWS Multi Market Income Trust
Chicago
340,000
 $                   332,350
0.08%

DWS Strategic Income Fund
Chicago
265,000
 $                   259,038
0.06%

DWS Strategic Income Trust
Chicago
80,000
 $                     78,200
0.02%

DWS Strategic Income VIP
Chicago
70,000
 $                     68,425
0.02%

New York Funds





DWS High Income Plus Fund
New York
1,020,000
 $                   997,050
0.23%

Total

9,755,000
 $
9,535,513
2.17%


Security Information






Security Purchased

Cusip
27876GAZ1

Issuer
ECHOSTAR DBS CORP

Underwriters
CSFB, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
DISH 7.125% 2/1/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
CSFB

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/19/2006

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public
offering
0

Total
1,500,000,000

Public offering price
 $ 99.61

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.11%

Rating
Ba3e/BB-

Current yield
7.15%

Benchmark vs Spread (basis points)
281 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





DWS Bond VIP
Boston
10,000
 $                       9,961
0.00%

DWS Core Plus Income Fund
Boston
45,000
 $                     44,825
0.00%

Chicago Funds





DWS Balanced Fund
Chicago
175,000
 $                   174,321
0.01%

DWS Balanced VIP
Chicago
60,000
 $                     59,767
0.00%

DWS High Income Fund
Chicago
2,230,000
 $
2,221,348
0.15%

DWS High Income Trust
Chicago
245,000
 $                   244,049
0.02%

DWS High Income VIP
Chicago
390,000
 $                   388,487
0.03%

DWS Multi Market Income Trust
Chicago
130,000
 $                   129,496
0.01%

DWS Strategic Income Fund
Chicago
105,000
 $                   104,593
0.01%

DWS Strategic Income Trust
Chicago
30,000
 $                     29,884
0.00%

DWS Strategic Income VIP
Chicago
30,000
 $                     29,884
0.00%

New York Funds





DWS High Income Plus Fund
New York
395,000
 $                   393,467
0.03%

DWS Short Duration Plus Fund
New York
50,000
 $                     49,806
0.00%

Total

3,895,000
 $
3,879,887
0.26%



Security Information






Security Purchased

Cusip
629377AT9

Issuer
NRG ENERGY INC

Underwriters
Citigroup, Morgan Stanley, BoA, DBSI,
Goldman Sachs, Lehman Brothers, Merrill
Lynch

Years of continuous operation, including predecessors
> 3 years

Security
NRG 7.25% 2/1/2014

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/26/2006

Total amount of offering sold to QIBs
1,200,000,000

Total amount of any concurrent public
offering
0

Total
1,200,000,000

Public offering price
 $ 100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.88%

Rating
B1/B-

Current yield
7.25%

Benchmark vs Spread (basis points)
277 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





DWS Bond VIP
Boston
20,000
 $                     20,000
0.00%

DWS Core Plus Income Fund
Boston
80,000
 $                     80,000
0.01%

Chicago Funds





DWS Balanced Fund
Chicago
900,000
 $                   900,000
0.08%

DWS Balanced VIP
Chicago
300,000
 $                   300,000
0.03%

DWS High Income Fund
Chicago
11,355,000
 $
11,355,000
0.95%

DWS High Income Trust
Chicago
1,255,000
 $
1,255,000
0.10%

DWS High Income VIP
Chicago
1,995,000
 $
1,995,000
0.17%

DWS Multi Market Income Trust
Chicago
670,000
 $                   670,000
0.06%

DWS Strategic Income Fund
Chicago
550,000
 $                   550,000
0.05%

DWS Strategic Income Trust
Chicago
160,000
 $                   160,000
0.01%

DWS Strategic Income VIP
Chicago
145,000
 $                   145,000
0.01%

New York Funds





DWS High Income Plus Fund
New York
2,000,000
 $
2,000,000
0.17%

DWS Short Duration Plus Fund
New York
85,000
 $                     85,000
0.01%

Total

19,515,000
 $
19,515,000
1.63%


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
629377AU6
037735CE5
125896AZ3
Issuer
NRG ENERGY INC
APPALACHIAN POWER CO
CMS ENERGY CORP
Underwriters
Citigroup, Morgan Stanley, BoA, DBSI,
Goldman Sachs, Lehman Brothers, Merrill
Lynch
UBS, Wachovia Securities, Fifth Third
Securities, Huntington Capital, SG Americas
Securities
Citigroup, Merrill Lynch, BoA, Keybank,
Williams Capital
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NRG 7.375% 2/1/2016
AEP 5.8% 10/1/2035
CMS 6.875% 12/15/2015
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/26/2006
9/26/2005
12/8/2005
Total amount of offering sold to QIBs
2,400,000,000
250,000,000
125,000,000
Total amount of any concurrent public
offering
0
0
0
Total
2,400,000,000
250,000,000
125,000,000
Public offering price
 $ 100.00
 $ 99.24
 $ 100.00
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.88%
0.88%
1.75%
Rating
B1/B-
Baa2/BBB
B1/B+
Current yield
7.38%
5.84%
6.88%
Benchmark vs Spread (basis points)
290 bp
133 bp
240 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







DWS Bond VIP
Boston
30,000
 $                     30,000
0.00%
2.13%
-0.57%
3/31/2006
DWS Core Plus Income Fund
Boston
120,000
 $                   120,000
0.01%
2.13%
-0.45%
3/31/2006
Chicago Funds







DWS Balanced Fund
Chicago
1,345,000
 $
1,345,000
0.06%
2.13%
0.17%
3/31/2006
DWS Balanced VIP
Chicago
450,000
 $                   450,000
0.02%
2.13%
1.21%
3/31/2006
DWS High Income Fund
Chicago
17,050,000
 $
17,050,000
0.71%
2.13%
1.77%
3/31/2006
DWS High Income Trust
Chicago
1,880,000
 $
1,880,000
0.08%
2.13%
1.53%
3/31/2006
DWS High Income VIP
Chicago
2,990,000
 $
2,990,000
0.12%
2.13%
1.07%
3/31/2006
DWS Multi Market Income Trust
Chicago
1,005,000
 $
1,005,000
0.04%
2.13%
1.25%
3/31/2006
DWS Strategic Income Fund
Chicago
825,000
 $                   825,000
0.03%
2.13%
-0.07%
3/31/2006
DWS Strategic Income Trust
Chicago
240,000
 $                   240,000
0.01%
2.13%
1.16%
3/31/2006
DWS Strategic Income VIP
Chicago
220,000
 $                   220,000
0.01%
2.13%
1.69%
3/31/2006
New York Funds







DWS High Income Plus Fund
New York
2,995,000
 $
2,995,000
0.12%
2.13%
2.26%
3/31/2006
DWS Short Duration Plus Fund
New York
125,000
 $                   125,000
0.01%
2.13%
0.65%
3/31/2006
Total

29,275,000
 $
29,275,000
1.22%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information






Security Purchased

Cusip
800907AK3

Issuer
SANMINA-SCI CORP

Underwriters
BoA, Citigroup, DBSI, Keybanc Capital
Markets, Scotia Capital, SunTrust Robinson
Humphrey, Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
SANM 8.125% 3/1/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/30/2006

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public
offering
0

Total
600,000,000

Public offering price
 $ 100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B1/B

Current yield
8.13%

Benchmark vs Spread (basis points)
360 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





DWS Bond VIP
Boston
20,000
 $                     20,000
0.00%

DWS Core Plus Income Fund
Boston
75,000
 $                     75,000
0.01%

Chicago Funds





DWS Balanced Fund
Chicago
830,000
 $                   830,000
0.14%

DWS Balanced VIP
Chicago
280,000
 $                   280,000
0.05%

DWS High Income Fund
Chicago
10,480,000
 $
10,480,000
1.75%

DWS High Income Trust
Chicago
1,160,000
 $
1,160,000
0.19%

DWS High Income VIP
Chicago
1,835,000
 $
1,835,000
0.31%

DWS Multi Market Income Trust
Chicago
620,000
 $                   620,000
0.10%

DWS Strategic Income Fund
Chicago
510,000
 $                   510,000
0.09%

DWS Strategic Income Trust
Chicago
145,000
 $                   145,000
0.02%

DWS Strategic Income VIP
Chicago
135,000
 $                   135,000
0.02%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery
Street
20,000
 $                     20,000
0.00%

New York Funds





DWS High Income Plus Fund
New York
1,865,000
 $
1,865,000
0.31%

DWS Short Duration Plus Fund
New York
80,000
 $                     80,000
0.01%

Total

18,055,000
 $
18,055,000
3.01%


Security Information






Security Purchased

Cusip
984121BP7

Issuer
XEROX CORP

Underwriters
Goldman Sachs, JP Morgan, BoA, Bear
Stearns, Citigroup, DBSI, Barclays, BNP
Paribas, Merrill Lynch

Years of continuous operation, including predecessors
> 3 years

Security
XRX 6.4% 3/15/2016

Is the affiliate a manager or co-manager of offering?
Co-Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/15/2006

Total amount of offering sold to QIBs
700,000,000

Total amount of any concurrent public
offering
0

Total
700,000,000

Public offering price
 $ 99.41

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Ba2/BB+

Current yield
6.44%

Benchmark vs Spread (basis points)
175 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





DWS Bond VIP
Boston
385,000
 $                   382,740
0.06%

DWS Core Plus Income Fund
Boston
1,370,000
 $
1,361,958
0.20%

Chicago Funds





DWS Balanced Fund
Chicago
215,000
 $                   213,738
0.03%

DWS Balanced VIP
Chicago
70,000
 $                     69,589
0.01%

DWS High Income Fund
Chicago
2,845,000
 $
2,828,300
0.41%

DWS High Income Trust
Chicago
320,000
 $                   318,122
0.05%

DWS High Income VIP
Chicago
500,000
 $                   497,065
0.07%

DWS Multi Market Income Trust
Chicago
165,000
 $                   164,031
0.02%

DWS Strategic Income Fund
Chicago
130,000
 $                   129,237
0.02%

DWS Strategic Income Trust
Chicago
40,000
 $                     39,765
0.01%

DWS Strategic Income VIP
Chicago
35,000
 $                     34,795
0.01%

New York Funds





DWS High Income Plus Fund
New York
495,000
 $                   492,094
0.07%

DWS Short Duration Plus Fund
New York
20,000
 $                     19,883
0.00%

Total

6,590,000
 $
6,551,317
0.94%


Security Information






Security Purchased

Cusip
00506TAE5

Issuer
ACTIVANT SOLUTIONS INC

Underwriters
DBSI, JP Morgan

Years of continuous operation, including predecessors
> 3 years

Security
COOPCP FRN 4/1/2010

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/6/2005

Total amount of offering sold to QIBs
145,000,000

Total amount of any concurrent public
offering
0

Total
145,000,000

Public offering price
 $ 100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.75%

Rating
B2e, B+

Current yield
10.05%

Benchmark vs Spread (basis points)
600 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Chicago Funds





Scudder High Income Fund
Chicago
300,000
 $                   300,000
0.21%

Scudder High Income Trust
Chicago
30,000
 $                     30,000
0.02%

Scudder Multi-Market Income Trust
Chicago
15,000
 $                     15,000
0.01%

Scudder Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%

Scudder Total Return Fund
Chicago
20,000
 $                     20,000
0.01%

SVS II High Income Portfolio
Chicago
55,000
 $                     55,000
0.04%

New York Funds





Scudder High Income Plus Fund
New York
50,000
 $                     50,000
0.03%

Total

490,000
 $                   490,000
0.34%


Security Information






Security Purchased

Cusip
245085AA3

Issuer
DEL LABORATORIES

Underwriters
Bear Stearns, JP Morgan, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
DLI FRN 11/1/2011

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Bear Stearns

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/20/2005

Total amount of offering sold to QIBs
185,000,000

Total amount of any concurrent public
offering
0

Total
185,000,000

Public offering price
 $ 100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
B2/B

Current yield
9.23%

Benchmark vs Spread (basis points)
500 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%

Chicago Funds





Scudder High Income Fund
Chicago
3,895,000
 $
3,895,000
2.11%

Scudder High Income Trust
Chicago
425,000
 $                   425,000
0.23%

Scudder Multi-Market Income Trust
Chicago
225,000
 $                   225,000
0.12%

Scudder Strategic Income Fund
Chicago
290,000
 $                   290,000
0.16%

Scudder Strategic Income Trust
Chicago
55,000
 $                     55,000
0.03%

Scudder Total Return Fund
Chicago
315,000
 $                   315,000
0.17%

SVS II High Income Portfolio
Chicago
650,000
 $                   650,000
0.35%

SVS II Strategic Income Portfolio
Chicago
65,000
 $                     65,000
0.04%

SVS II Total Return Portfolio
Chicago
105,000
 $                   105,000
0.06%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery
Street
60,000
 $                     60,000
0.03%

New York Funds





Scudder High Income Plus Fund
New York
660,000
 $                   660,000
0.36%

Scudder Limited-Duration Plus Fund
New York
35,000
 $                     35,000
0.02%

Total

6,805,000
 $
6,805,000
3.68%


Security Information






Security Purchased

Cusip
428040BX6

Issuer
HERTZ CORP

Underwriters
DBSI, Goldman Sachs, JP Morgan, Lehman
Brothers, Merrill Lynch, BNP Paribas,
Calyon,
Royal Bank of Scotland

Years of continuous operation, including predecessors
> 3 years

Security
HTZ 8.875% 1/1/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BNP Paribas

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/15/2005

Total amount of offering sold to QIBs
1,800,000,000

Total amount of any concurrent public
offering
0

Total
1,800,000,000

Public offering price
 $ 100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
B1/B

Current yield
8.88%

Benchmark vs Spread (basis points)
449 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





Scudder Income Fund
Boston
 $                     75,000
 $                     75,000
0.00%

SVS I Bond Portfolio
Boston
 $                     20,000
 $                     20,000
0.00%

Chicago Funds





Scudder High Income Fund
Chicago
 $
11,095,000
 $
11,095,000
0.62%

Scudder High Income Trust
Chicago
 $
1,215,000
 $
1,215,000
0.07%

Scudder Multi-Market Income Trust
Chicago
 $                   650,000
 $                   650,000
0.04%

Scudder Strategic Income Fund
Chicago
 $                   785,000
 $                   785,000
0.04%

Scudder Strategic Income Trust
Chicago
 $                   160,000
 $                   160,000
0.01%

Scudder Total Return Fund
Chicago
 $                   960,000
 $                   960,000
0.05%

SVS II High Income Portfolio
Chicago
 $
1,950,000
 $
1,950,000
0.11%

SVS II Strategic Income Portfolio
Chicago
 $                   200,000
 $                   200,000
0.01%

SVS II Total Return Portfolio
Chicago
320,000
 $                   320,000
0.02%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery Street
 $                     70,000
 $                     70,000
0.00%

New York Funds





Scudder High Income Plus Fund
New York
 $                 1,930,000
 $
1,930,000
0.11%

Scudder Limited-Duration Plus Fund
New York
 $                     90,000
 $                     90,000
0.01%

Total

19,520,000
 $
19,520,000
1.08%


Security Information






Security Purchased

Cusip
60467XAA5

Issuer
MIRANT NORTH AMERICA

Underwriters
DBSI, Goldman Sachs, JP Morgan, CSFB,
Lehman
Brothers, RBS Greenwich Capital

Years of continuous operation, including predecessors
> 3 years

Security
MRNTV 7.375% 12/31/2013

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/20/2005

Total amount of offering sold to QIBs
850,000,000

Total amount of any concurrent public
offering
0

Total
850,000,000

Public offering price
 $ 100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
B1/B-

Current yield
7.38%

Benchmark vs Spread (basis points)
292 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Boston Funds





Scudder Income Fund
Boston
 $                     15,000
 $                     15,000
0.00%

Chicago Funds





Scudder High Income Fund
Chicago
 $                 2,220,000
 $                 2,220,000
0.26%

Scudder High Income Trust
Chicago
 $                   145,000
 $                   145,000
0.02%

Scudder Multi-Market Income Trust
Chicago
 $                   130,000
 $                   130,000
0.02%

Scudder Strategic Income Fund
Chicago
 $                   155,000
 $                   155,000
0.02%

Scudder Strategic Income Trust
Chicago
 $                     30,000
 $                     30,000
0.00%

Scudder Total Return Fund
Chicago
 $                   195,000
 $                   195,000
0.02%

SVS II High Income Portfolio
Chicago
 $                   395,000
 $                   395,000
0.05%

SVS II Strategic Income Portfolio
Chicago
 $                     40,000
 $                     40,000
0.00%

SVS II Total Return Portfolio
Chicago
 $                     65,000
 $                     65,000
0.01%

Montgomery Street Funds





Montgomery Street Income Securities
Montgomery Street
 $                     10,000
 $                     10,000
0.00%

New York Funds





Scudder High Income Plus Fund
New York
 $                   390,000
 $                   390,000
0.05%

Scudder Limited-Duration Plus Fund
New York
 $                     20,000
 $                     20,000
0.00%

Total

3,810,000
 $                 3,810,000
0.45%